A C N B C O R P O R A T I O N Investor Presentation Second Quarter of 2025 Nasdaq: ACNB investor.acnb.com

2 | Investor Presentation Important Information • ACNB Corporation (Nasdaq: ACNB) (“ACNB” or the “Corporation”) is the financial holding company for ACNB Bank (“ACNB Bank” or the “Bank”) and ACNB Insurance Services, Inc. (“ACNB Insurance Services,” “ACNB Insurance” or “Insurance Services”). • This presentation may contain forward-looking statements, including, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: short-term and long-term effects of inflation and rising costs on the Corporation, customers and the economy; legislative and regulatory changes; banking system instability caused by failures and continuing financial instability of certain banks which may adversely impact the Corporation and its securities and loan values, deposit stability, capital adequacy, financial condition, operations, liquidity, and results of operations; effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards and any similar standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short-term and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of any pandemics, epidemics or health-related crises and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers' ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effects of general economic conditions and more specifically in the Corporation's market areas; failure of assumptions underlying the establishment of reserves for credit losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism or geopolitical instability; disruption of credit and equity markets; ability to manage current levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation's brand and protect the Corporation's intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of the filing date of the Form 8-K that this presentation was furnished to the Securities and Exchange Commission (“SEC”). Some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements can be found in the Corporation’s most recent Annual Report on Form 10-K and most-recent Quarterly Report on Form 10-Q, which have been filed with the SEC and are available at investor.acnb.com. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC. • All ACNB Corporation, ACNB Bank and ACNB Insurance Services financial data referenced herein is provided by the Corporation. ACNB data for the most recent quarter (“MRQ”) and last twelve month (“LTM”) is for periods ending March 31, 2025. • All market-pricing data (Source: S&P Capital IQ Pro) is as of May 27, 2025. • To the extent that Corporation or Bank metrics presented herein are not financial measures under generally accepted accounting principles (“GAAP”), these non-GAAP metrics will be reconciled with comparable GAAP measures in the appendix to this presentation. Investor Presentation 2Q25

3 | Investor Presentation Corporate Profile Mid-Atlantic commercial bank holding company for ACNB Bank and ACNB Insurance Services, which serve businesses and communities in Pennsylvania and Maryland, including those in the Gettysburg region, its surrounding counties, and the Greater Baltimore area. Market-pricing data (Source: S&P Capital IQ Pro) is as of the date provided on p. 2. Ownership data (Source: S&P Capital IQ Pro) is most recent available; MRQ financial data. *Non-GAAP financial measure ; Refer to the calculation on the pages titled “Reconciliation of Non- GAAP Measures” at the end of this presentation. Source: Company data from public filings and internal sources. Ticker Nasdaq: ACNB Total assets $3.3B Total loans $2.3B Market capitalization $443M Float ~96% Average daily volume (3-mo) ~35K Common shares outstanding 10.47M Institutional ownership ~36% Insider ownership ~4% Price/EPS (NTM) 9.44x Price/Book Value Per Share 1.15x Price/Tangible Book Value Per Share* 1.50x Dividend Yield 3.22% Share Price - 5/27/2025 $42.27 52-week high $50.72 52-week low $30.24 ROAA (MRQ) 1.36% ROAE (MRQ) 11.23% FTE NIM (MRQ) 4.07%

4 | Investor Presentation Experienced Management Team • Proven management team with many years of experience • Approximately 300 years of combined experience Commercially Focused Loan Portfolio • Commercial loans/total loans* ratio of approximately 68% • Average commercial loan yield of 6.05%* • Attractive PA and MD growth markets Stable and Low-Cost Deposit Base • 165+ year-old bank with loyal customer base and leading market share in its core PA markets • Strong presence in affluent and dynamic MD markets • 1.38% cost of interest bearing deposits • Non-interest bearing demand deposits are approximately 22% of the deposit portfolio Commitment to Noninterest Income to Diversify Revenue • ~20.3% noninterest income to revenues†† driven by insurance services, mortgage and wealth management • ~$731 million in assets under management or administration in wealth management Focus on Expense Management to Create Efficiencies and Support Investments into Improving Customer Experience • ~18% reduction in net branch count from year-end 2020 to year-end 2024 • Added 8 branches with Traditions Bancorp, Inc. (“Traditions”) acquisition; closed two branches in April 2025 • Undertaking enterprise modernization and digital transformation Strong Profitability in Tough Operating Environment • 1.36% core return on average assets (“ROAA”) †† and 11.23% core return on average equity (“ROAE”) †† Actively Managing Strong Capital Position • Strong capital position provides flexibility to return capital to shareholders and fund prudent growth of the bank • 9.33% tangible common equity/tangible assets†† and regulatory ratios well above internal minimums • Closed strategic acquisition of Traditions in the first quarter of 2025 Stable Asset Quality • 0.43% NPLs/loans • 0.01% NCOs/avg. loans • 1.06% allowance/loans and 245% allowance/NPLs Attractive Entry Point for ACNB Stock • Price to tangible book value per share†† of 150% • Dividend yield** of 3.22% Investment Highlights * C&I, CRE, multifamily, farm and construction and development loans as percentage of total loans. Yield is on a fully taxable equivalent. †† Non-GAAP financial measure ; Refer to the calculation on the pages titled “Reconciliation of Non-GAAP Measures” at the end of this presentation. ** The Corporation’s common stock dividend declared in 2Q25, annualized, as a percentage of ACNB Corporation’s closing share as of date provided on p. 2. Financial data as of or for the three months ending 3/31/25; Market-pricing data (Source: S&P Capital IQ Pro) is as of the date provided on p. 2. Source: Company data from public filings and internal sources.

5 | Investor Presentation Experienced Management Team James P. Helt President & Chief Executive Officer 36 years In financial services 17 years At ACNB Mark Blacksten EVP, Maryland Market President 35 years In financial services 2 years At ACNB Brett D. Fulk EVP, Chief Strategy Officer 33 years In financial services 2 years At ACNB Laurie A. Laub EVP, Chief Credit Officer 23 years In financial services 20 years At ACNB Douglas A. Seibel EVP, Chief Lending Officer 43 years In financial services 17 years At ACNB Jason H. Weber EVP, Treasurer & Chief Financial Officer 27 years In financial services 3 years At ACNB Kevin J. Hayes SVP, General Counsel, Secretary and Chief Governance Officer 13 years In legal services 9 years At ACNB Emily E. Berwager SVP, Human Resources Manager 26 years In human resources 5 years At ACNB 22 years In financial services 2 years At ACNB Andrew Bradley SVP, Chief Risk Officer Thomas J Sposito, II President, Traditions Bank , A Division of ACNB Bank 40 years In financial services 5 years At ACNB/Traditions

6 | Investor Presentation $161,025 $178,905 $148,833 $137,747 $217,664 $786,255 $821,691 $898,708 $970,280 $1,255,451 $52,450 $83,283 $84,340 $76,886 $127,693 2021 2022 2023 2024 MRQ $999,730 $1,083,879 $1,131,881 $1,184,913 $1,600,808 9% 54% 5% 32% C&I, ex PPP CRE, Multifamily & Farm C&D Other ~68% Commercial† Commercially Focused Loan Portfolio • 253.1% CRE loans/total RBC* • 35.4% construction loans/total RBC* • 33.7% owner-occupied/total CRE, multifamily and farm • 6.05% average yield on commercial loans** • Long-term growth opportunities o Frederick, MD, Lancaster and York, PA o Enhanced incentives for producers o Active recruitment of new loan officers o Streamlined approval and closing process All dollar amounts in thousands and balances at period end, with Commercial and Industrial (“C&I”) loan amounts excluding PPP loans. * CRE and construction and development loans, as defined in regulatory guidance, as a % of risk-based capital, at MRQ end. ** MRQ. Yield is on a fully taxable equivalent. † C&I , CRE, multifamily, farm and construction and development loans as percentage of total loans. $2.3BN Total loans MRQ end Source: Company data from public filings and internal sources.

7 | Investor Presentation Stable and Low-Cost Deposit Base • 7.3% of bank deposits associated with top 20 unrelated relationships • ~80.0% of all bank deposits FDIC insured and/or collateralized o Average deposit account balance <$25,000 • ~59.5% deposit market share in Adams County and strong market presence in surrounding communities drives attractive funding profile • ~4.8% deposit market share in MD’s Frederick and Carroll counties o US top-85 most-affluent counties, each with median HH income > $110K† o Growth opportunities throughout Greater Baltimore • Strong deposit profile o Non-interest bearing demand deposits totaled ~$563 million and accounted for approximately 22.2% of the deposit portfolio o 1.38% cost of interest bearing deposits for the MRQ o 91.4% loan-to-deposit ratio All market share data from 6/30/24 FDIC Summary of Deposits annual report, according to S&P Capital IQ Pro; All other figures as of MRQ end. * Core deposits include all deposits except CDs ≥$250,000. † 2025 median household income by county, according to data from S&P Capital IQ Pro. 97.1% Core* $2.5BN Total Deposits MRQ end 81.2% Non-CD Source: Company data from public filings and internal sources. 59% 22% 16% 3% Savings, interest checking and money market Non-interest bearing CDs <$250K CDs ≥$250K

8 | Investor Presentation Commitment to Noninterest Income to Diversify Revenue • Gain from mortgage loans held for sale and earnings on investment in bank-owned life insurance increased linked quarter and year-over-year driven primarily by the acquisition of Traditions • Wealth management income increased linked quarter and year-over-year driven primarily by increased sales activity and market performance • Gain on life insurance proceeds was $254 thousand for the three months ended March 31, 2025 as a result of a death benefit paid on a life insurance policy and is included in other $7.2MN Noninterest income MRQ Source: Company data from public filings and internal sources. in ($000s) 1Q24 4Q24 1Q25 Insurance commissions $2,115 $2,105 $2,147 Service charges on deposits $991 $1,084 $1,094 Wealth management $962 $1,007 $1,060 Gain from mortgage loans held for sale $48 $107 $855 Earnings on investment in bank-owned life insurance $477 $506 $580 ATM debit card charges $819 $815 $831 Other $255 $179 $617 Total noninterest income $5,667 $5,803 $7,184

9 | Investor Presentation Fee-Generating Offerings All dollar amounts in thousands. * Income from fiduciary, investment management and brokerage activities. ** Non-GAAP financial measure ; Refer to the calculation on the pages titled “Reconciliation of Non-GAAP Measures” at the end of this presentation. In su ra n ce W e al th To ta l n o n -i n te re st in co m e Source: Company data from public filings and internal sources. $6,165 $6,151 $8,307 $9,319 $9,754 $47,943 $46,508 $52,994 $61,180 $66,252 2020 2021 2022 2023 2024 Commissions and contingent income Gross premium volume $2,672 $3,169 $3,160 $3,644 $4,226 $436,700 $537,800 $518,800 $639,400 $683,800 2020 2021 2022 2023 2024 Wealth management fees* AUM/AUA (period-end) $20,283 $22,236 $21,918 $23,330 $24,670 21.73% 23.79% 20.81% 20.90% 22.78% 2020 2021 2022 2023 2024 Total non-interest income Total non-interest income/revenue**

10 | Investor Presentation Focus on Expense Management * Non-GAAP financial measure ; Refer to the calculation on the pages titled “Reconciliation of Non-GAAP Measures” at the end of this presentation. • Linked quarter and year-over-year increase in expenses driven primarily by the acquisition of Traditions • Merger-related expense totaled $8.0 million for the three months ended March 31, 2025 compared to none for the three months ended March 31, 2024 and $885 thousand for the three months ended December 31, 2024 • Salaries and employee benefits expense increased linked quarter and year-over-year driven primarily by higher base wages as a result of the acquisition of Traditions, higher restricted stock compensation and higher payroll taxes Source: Company data from public filings and internal sources. $000s 1Q24 4Q24 1Q25 Salaries and employee benefits $11,168 $10,318 $12,861 Net occupancy $1,130 $1,096 $1,442 Equipment $1,729 $2,324 $2,280 Other tax $370 $360 $527 Professional services $616 $586 $577 FDIC and regulatory $375 $337 $401 Intangible assets amortization $321 $304 $857 Merger-related $0 $885 $8,031 Other $1,953 $2,178 $2,359 Total noninterest expense $17,662 $18,388 $29,335 66.18% 63.83% 60.13% 1Q24 4Q24 1Q25 Consolidated efficiency ratio*

11 | Investor Presentation Branch Network Productivity • ~18% reduction in branch network from year-end 2020 to year-end 2024 o Net reduction of six branches from year-end 2020 to year-end 2024 • Traditions operated eight branches; In April 2025, ACNB closed two branches • Opened one new branch in 2022 o New floorplan designed to support sales, advisory services and complex transactions that customers often prefer to address in person • Continuous optimization of branch network o Traffic, productivity and profitability will inform ongoing consolidation decisions • Supplementing branch network with a commercial team in a cost-effective LPO o Baltimore County, MD Source: Company data from public filings and internal sources. $78,271 $84,576 $71,608 $66,389 $76,970 2021 2022 2023 2024 MRQ Deposits per Branch Period End

12 | Investor Presentation $0.80 $1.32 $0.84 $0.77 $1.02 1Q24 2Q24 3Q24 4Q24 1Q25 Diluted Earnings Per Share 9.76% 16.12% 9.63% 8.57% 11.23% 1Q24 2Q24 3Q24 4Q24 1Q25 Return on Average Equity 1.12% 1.86% 1.17% 1.08% 1.36% 1Q24 2Q24 3Q24 4Q24 1Q25 Return on Average Assets Strong Profitability in Tough Operating Environment • 3Q24, 4Q24 and 1Q25 impacted by approximately $1.1 million, $885 thousand and $8.0 million, respectively, in merger-related expenses • 2Q24 impacted by approximately $3.2 million reversal of the provision for credit losses and unfunded commitments R O A A R O A E N IM EP S Source: Company data from public filings and internal sources. 3.77% 3.82% 3.77% 3.81% 4.07% 1Q24 2Q24 3Q24 4Q24 1Q25 FTE Net Interest Margin 1 1 1 1 Non-GAAP financial measure ; Refer to the calculation on the pages titled “Reconciliation of Non-GAAP Measures” at the end of this presentation.

13 | Investor Presentation Actively Managing Strong Capital Position • Practices reflect ACNB’s ongoing and long-term commitment to maximizing shareholder value o Repurchased 75,872 common shares in the first quarter of 2025 o Increased dividend to $0.34 in 2Q25 from $0.32 in 2Q24 • Disciplined acquisition strategy o Compatible cultures o In or adjacent to current markets o Accretive to EPS in year one o Conservative TBV earnback o IRR greater than target’s cost of capital * Non-GAAP financial measure ; Refer to the calculation on the pages titled “Reconciliation of Non-GAAP Measures” at the end of this presentation. ** The Corporation’s common stock dividend declared in 2Q25, annualized, as a percentage of ACNB Corporation’s closing share as of date provided on p. 2. † The Corporation’s common stock dividend paid in MRQ, as a percentage of MRQ core diluted earnings per share as calculated on page 23. Source: Company data from public filings and internal sources. 9.33% 11.81% 13.65% 13.86% 15.45% 5.0% 7.0% 8.5% 10.5% TCE/TA* Tier 1 Leverage Common Tier 1 Tier 1 Risk-Based Total Risk Based Capital Ratios (MRQ end) Corp Internal Minimums 6,842 75,872 111,795 2024 YTD MRQ end Shares repurchased Remaining repurchase authority 3.22% 31.50% 6.25% $0.04 $0.34 Dividend yield** Dividend payout ratio † 2Q25 increase in regular quarterly cash dividend from 2Q24 2Q25 cash dividend

14 | Investor Presentation Strategic Acquisition of Traditions Bancorp, Inc. In-Market Combination Strengthening York Franchise • Strategic in-market combination, enhancing ACNB’s presence in South-Central, PA • Creates the largest community bank in Pennsylvania with less than $5 billion in total assets⁽¹⁾ • Enhances ACNB’s presence in York county, increasing its deposit market share from 2.5% to 9.3%, the 2nd largest amongst community banks with less than $25 billion in total assets(2) and expands ACNB’s branch footprint into neighboring Lancaster county • Continues execution of ACNB’s multi-year strategic plan for inorganic growth while bolstering potential for future organic growth • Traditions’ mortgage banking unit complements ACNB’s existing insurance and wealth management sources of non-interest income, providing future revenue and loan growth Financially Accretive to All Shareholders • Financially compelling transaction • Pro forma Assets of $3.3 billion, Gross Loans of $2.4 billion and Deposits of $2.6 billion • Immediate realization of substantial earnings per share accretion; ~29.1% in 2025 and ~29.6% in 2026 • Tangible book value dilution of approximately 9.2% with a conservative tangible book value earnback period of approximately 2.25 years • Pro forma capital levels remain well in excess of internal minimums and those required to be categorized as well capitalized by our regulators • Internal rate of return (“IRR”) greater than 15% • Balance sheet optimization and additional revenue synergies identified but not modeled Low-Risk Transaction • Low integration and execution risk, reflecting a shared operational philosophy driven by a commitment to clients, community, employees and shareholders • Significant cultural alignment, allowing ACNB to further its franchise value focused on a commitment to community banking • Thorough due diligence completed, complemented by ACNB’s prior M&A experience • ACNB and Traditions utilize the same core processor, making for a seamless anticipated integration process • Responsible credit practices evidenced by a history of strong asset quality metrics 14 1) Financial data as of the most recently available quarter. 2) Includes banks with less than $25B in total assets as of the most recently available quarter. Note: Deposit market share information as of June 30, 2023.Source: 8K filed on 7/24/2024.

15 | Investor Presentation Ample Liquidity Position • Actively monitoring, managing and projecting our liquidity needs to minimize our liquidity risk o Liquidity monitored daily • Stable, durable and relationship-based core deposits continue to be ACNB Bank’s primary source of liquidity o 91.4% loan/deposit ratio o 14.5% unencumbered securities, cash and cash equivalents/assets ratio • ACNB’s banking subsidiary could borrow approximately $950.9 million from the FHLB of which approximately $688.6 million was available at 3/31/25 • Fed Funds line capacity at ACNB’s banking subsidiary was $192.0 million of which the full amount was available at 3/31/25 • ACNB’s banking subsidiary could borrow approximately $61.4 million from the Discount Window of which the full amount was available at 3/31/25 Source: Company data from public filings and internal sources. 60.5% 70.0% 87.4% 93.9% 91.4% 29.1% 17.1% 14.5% 14.6% 14.5% 12/31/21 12/31/22 12/31/23 12/31/24 MRQ end Loans/Deposits Unencumbered Securities, Cash & Cash Equivalents /Assets

16 | Investor Presentation Stable Asset Quality • Committed to sound credit risk management, including conservative and disciplined underwriting practices, timely credit administration process and proactive customer relationship management • Increase in non-performing loans to total loans from 2Q24 to 3Q24 driven primarily by one long-standing commercial relationship in the healthcare industry, comprised of both owner-occupied commercial real estate and commercial and industrial loans; linked quarter increase due to acquisition of Traditions All dollar amounts in thousands; non-performing loans consist of nonaccrual loans and 90+ days past due and still accruing. * NCOs annualized. Source: Company data from public filings and internal sources. $3,935 $3,136 $6,571 $6,812 $10,049 0.24% 0.19% 0.39% 0.40% 0.43% 1Q24 2Q24 3Q24 4Q24 1Q25 Non-Performing Loans NPLs/Loans $20 $20 $29 $183 $66 0.00% 0.00% 0.01% 0.04% 0.01% 1Q24 2Q24 3Q24 4Q24 1Q25 Net Charge Offs NCOs*/Average Loans $20,172 $17,162 $17,214 $17,280 $24,646 1.21% 1.02% 1.03% 1.03% 1.06% 1Q24 2Q24 3Q24 4Q24 1Q25 Allowance for Credit Losses Allowance/Loans 513% 547% 262% 254% 245% Allowance/NPLs

17 | Investor Presentation Appendix

18 | Investor Presentation $786,255 $821,691 $898,708 $970,280 $1,255,451 $161,025 $178,905 $148,833 $137,747 $217,664 $52,450 $83,283 $84,340 $76,886 $127,693 $92,763 $84,142 $91,034 $86,537 $120,966 $348,868 $359,378 $395,482 $402,732 $611,520 $18,541 $1,470,620 $1,538,733 $1,628,268 $1,683,336 2021 2022 2023 2024 MRQ PPP 1-4 family HELOC Consumer C&D C&I, ex PPP CRE, Multifamily & Farm 9% 54% 5% 5% 26% 0% ~68% Commercial* Diversified Loan Portfolio • Average loan balance ~$167k as of 3/31/25 • Average Commercial* loan balance ~$310k as of 3/31/25 All dollar amounts in thousands and balances at period end, with commercial and industrial (C&I) loan amounts excluding PPP loans. Includes loans held for sale * C&I , CRE, multifamily, farm and construction and development loans as percentage of total loans. $2.3BN Total loans MRQ end $138,717 Source: Company data from public filings and internal sources. $2,343,622

19 | Investor Presentation Apartments 7.6% Hotel/Motel/B&B 8.6% Office Complex 11.5% Rental Units - Retail/Mixed Use/Commercial 15.1% Other Real Estate 4.9% Strip Mall 4.9% Warehouse 7.4% Restaurant 3.4% Farming 4.2% Retail 2.4% Manufacturers 3.8% Non-Profit 3.9% Service Industry 6.2% Other 16.1% CRE Breakdown Includes multifamily and farm; MRQ ; Excludes acquisition accounting adjustments. (1) Constitutes over 40 loan categories that do not fit into the categories presented. 1 Source: Company data from public filings and internal sources.

20 | Investor Presentation This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation’s results of operations and financial condition. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP financial measures. Reconciliation of Non-GAAP Measures 20

21 | Investor Presentation Reconciliation of Non-GAAP Measures 21 Source: Company data from public filings and internal sources. $ in 000's, except per share amounts 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Tangible book value per share Stockholders' equity $279,920 $289,331 $306,755 $303,273 $386,883 Less: goodwill and intangible assets ($52,946) ($52,631) ($52,327) ($52,023) ($90,284) Tangible common stockholders’ equity (numerator) $226,974 $236,700 $254,428 $251,250 $296,599 Shares outstanding, less unvested shares, end of period (denominator) 8,501,137 8,507,191 8,510,187 8,515,347 10,506,822 Tangible book value per share $26.70 $27.82 $29.90 $29.51 $28.23 Tangible common equity to tangible assets (TCE/TA Ratio) Stockholders' equity $279,920 $289,331 $306,755 $303,273 $386,883 Less: goodwill and intangible assets ($52,946) ($52,631) ($52,327) ($52,023) ($90,284) Tangible common stockholders’ equity (numerator) $226,974 $236,700 $254,428 $251,250 $296,599 Total assets $2,414,288 $2,457,753 $2,420,914 $2,394,830 $3,270,041 Less: goodwill and intangible assets ($52,946) ($52,631) ($52,327) ($52,023) ($90,284) Total tangible assets (denominator) $2,361,342 $2,405,122 $2,368,587 $2,342,807 $3,179,757 Tangible common equity to tangible assets (TCE/TA Ratio) 9.61% 9.84% 10.74% 10.72% 9.33% Three Months Ended,

22 | Investor Presentation Reconciliation of Non-GAAP Measures 22 Source: Company data from public filings and internal sources. $ in 000's 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Efficiency Ratio Non-interest expense $17,662 $16,391 $18,244 $18,388 $29,335 Less: intangible amortization $321 $315 $304 $304 $857 Less: merger related expense $0 $23 $1,137 $885 $8,031 Non-interest expense (numerator) $17,341 $16,053 $16,803 $17,199 $20,447 Net interest income $20,593 $20,964 $20,942 $21,112 $27,090 Plus: total non-interest income $5,667 $6,427 $6,833 $5,803 $7,184 Less: gain on life insurance proceeds $0 $0 $0 $0 $254 Less: net gains on sales or calls of securities $69 $0 $0 $0 $0 Less: net (losses) gains on equity securities ($10) $1 $28 ($28) $14 Total revenue (denominator) $26,201 $27,390 $27,747 $26,943 $34,006 Efficiency ratio 66.18% 58.61% 60.56% 63.83% 60.13% Non-interest income/revenue Non-interest Income $5,667 $6,427 $6,833 $5,803 $7,184 Less: gain on life insurance proceeds $0 $0 $0 $0 $254 Less: net gains on sales or calls of securities $69 $0 $0 $0 $0 Less: net (losses) gains on equity securities ($10) $1 $28 ($28) $14 Non-interest income (numerator) $5,608 $6,426 $6,805 $5,831 $6,916 Net interest income $20,593 $20,964 $20,942 $21,112 $27,090 Plus: non-interest income $5,608 $6,426 $6,805 $5,831 $6,916 Revenue (denominator) $26,201 $27,390 $27,747 $26,943 $34,006 Non-interest income/revenue 21.40% 23.46% 24.53% 21.64% 20.34% Three Months Ended,

23 | Investor Presentation Reconciliation of Non-GAAP Measures 23 Source: Company data from public filings and internal sources. $ in 000's, except per share amounts 2020 2021 2022 2023 2024 Non-interest income/revenue Non-interest Income $20,090 $22,776 $21,807 $18,445 $24,730 Less: gain on life insurance proceeds $0 $101 $0 $0 $0 Less: net (losses) gains on sales or calls of securities $0 $0 ($234) ($5,240) $69 Less: net (losses) gains on equity securities ($193) $439 ($298) $18 ($9) Less: gain on assets held for sale $0 $0 $0 $337 $0 Less: net gains on sale of low income housing partnership $0 $0 $421 $0 $0 Non-interest Income (numerator) $20,283 $22,236 $21,918 $23,330 $24,670 Net interest income $73,068 $71,244 $83,425 $88,320 $83,611 Plus: non-interest Income $20,283 $22,236 $21,918 $23,330 $24,670 Revenue (denominator) $93,351 $93,480 $105,343 $111,650 $108,281 Non-interest income/revenue 21.73% 23.79% 20.81% 20.90% 22.78% Years Ended December 31, $ in 000's, except per share amounts Core return on average assets 3/31/2025 Net loss ($272) Plus: Merger-related expense, net of taxes $6,214 Plus: Provision for credit losses on non-PCD loans, net of taxes $4,234 Less: gain on life insurance proceeds, net of taxes $197 Core net income (numerator) $9,980 Average assets (denominator) $2,969,115 Core return on average assets 1.36% Core return on average equity Core net income (numerator) $9,980 Average equity (denominator) $360,446 Core return on average equity 11.23% Core diluted earnings per share Core net income (numerator) $9,980 Weighted average shares diluted (denominator) 9,823,475 Core diluted earnings per share $1.02

24 | Investor Presentation ACNB Corporation Investor Relations Contact Jason H. Weber Executive Vice President, Treasurer & Chief Financial Officer ACNB Corporation 16 Lincoln Square Gettysburg, PA 17325 investor.relations@acnb.com 717-339-5090 Investor Presentation